Rule 424(b)(3)
                                             File Nos. 333-3835 and 333-3835-01

PRICING SUPPLEMENT NO. 20 DATED FEBRUARY 20, 1997
(To Prospectus Dated July 26, 1996, as Supplemented August 2, 1996)

                    COUNTRYWIDE HOME LOANS, INC.
                     MEDIUM-TERM NOTES, SERIES E
             DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
               PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
        AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                 COUNTRYWIDE CREDIT INDUSTRIES, INC.
                         FLOATING RATE NOTES
                  --------------------------------
Trade Date:  February 20, 1997            Book Entry:   [x]
Issue Price: 100%                         Certificated:[ ]
Original Issue Date:  February 25, 1997   Principal Amount:      $16,000,000
Stated Maturity Date: February 25, 2000   Net Proceeds:          $15,944,000
                                          Specified Currency:    U.S. Dollars
Base     [ ] Commercial        [x]  LIBOR            [ ]  Certificate of
Rate(s):     Paper                  Telerate Page         Deposit Rate
             Rate                   3750
         [ ] Treasury Rate     [ ]  Federal Funds    [ ]  Prime Rate
                                    Rate
         [ ] CMT Rate          [ ]  Eleventh         [ ]  Other
                                    District
                                    Cost of Funds
                                    Rate
Exchange Rate Agent:          N/A

Minimum Denomination:   $100,000                  Maximum Interest Rate: N/A
Initial Interest        5.59266%                  Minimum Interest Rate: N/A
Rate:
Interest                Two Business Days prior   Interest Factor        N/A
Determination Dates:    to each Interest Payment  Convention:
                        Date
                                                  Index Maturity:  Three months
Interest Reset Dates:   Same as Interest          Spread (plus or  plus 12
                        Payment Dates             minus):          basis points
Interest Payment        Every February 25, May    Spread Multiplier:     N/A
Dates:                  25, August 25 and         Fixed Rate             N/A
                        November 25, commencing   Commencement Date:
                        May 25, 1997
                                                  Fixed Interest Rate:   N/A
Agent:                  NationsBanc Capital
                        Markets, Inc.
Calculation Agent:      The Bank of New York

Redemption:                                       Repayment:

Check box opposite                                  Check box opposite
applicable paragraph:                               applicable paragraph:
[x] The Notes cannot                                [x] The Notes cannot be
be redeemed prior to                                repaid prior to maturity.
maturity.
[ ] The Notes may be                                [ ] The Notes may be repaid
redeemed prior to                                   prior to maturity.
maturity.                                           Optional Repayment Dates:
Initial Redemption Date:
Initial Redemption Precentage:
Annual Redemption
Percentage Reduction,
if any:
Additional/Other        N/A
Terms:


                   ------------------------------

     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of November 30, 1996, the Guarantor did not have any secured indebtedness outstanding, and CHL had $304,849,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $5,526,615,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.






                                             Rule 424(b)(3)
                                             File Nos. 333-3835 and 333-3835-01

PRICING SUPPLEMENT NO. 21 DATED FEBRUARY 20, 1997
(To Prospectus Dated July 26, 1996, as Supplemented August 2, 1996)

                    COUNTRYWIDE HOME LOANS, INC.
                     MEDIUM-TERM NOTES, SERIES E
             DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
               PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
        AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                 COUNTRYWIDE CREDIT INDUSTRIES, INC.
                         FLOATING RATE NOTES
                  --------------------------------
Trade Date:  February 20, 1997            Book Entry:   [x]
Issue Price: 100%                         Certificated:[ ]
Original Issue Date:  February 25, 1997   Principal Amount:      $16,000,000
Stated Maturity Date: February 25, 2000   Net Proceeds:          $15,944,000
                                          Specified Currency:    U.S. Dollars
Base     [ ] Commercial        [x]  LIBOR            [ ]  Certificate of
Rate(s):     Paper                  Telerate Page         Deposit Rate
             Rate                   3750
         [ ] Treasury Rate     [ ]  Federal Funds    [ ]  Prime Rate
                                    Rate
         [ ] CMT Rate          [ ]  Eleventh         [ ]  Other
                                    District
                                    Cost of Funds
                                    Rate
Exchange Rate Agent:          N/A

Minimum Denomination:   $100,000                  Maximum Interest Rate: N/A
Initial Interest        5.59266%                  Minimum Interest Rate: N/A
Rate:
Interest                Two Business Days prior   Interest Factor        N/A
Determination Dates:     to each Interest Payment Convention:
                         Date
                                                  Index Maturity:  Three months
Interest Reset Dates:   Same as Interest          Spread (plus or  plus 12
                        Payment Dates             minus):          basis points
Interest Payment        Every February 25, May    Spread Multiplier:     N/A
Dates:                  25, August 25 and         Fixed Rate             N/A
                        November 25, commencing   Commencement Date
                        May 25, 1997
                                                  Fixed Interest Rate:   N/A
Agent:                  J.P. Morgan Securities Inc.

Calculation Agent:      The Bank of New York

Redemption:                                       Repayment:

Check box opposite                                  Check box opposite
applicable paragraph:                               applicable paragraph:
[x] The Notes cannot                                [x] The Notes cannot be
be redeemed prior to                                repaid prior to maturity.
maturity.                                           Optional Repayment Dates:
[ ] The Notes may be                                [ ] The Notes may be repaid
redeemed prior to                                   prior to maturity.
maturity.                                           Optional Repayment Dates:
Initial Redemption Date:
Initial Redemption Percentage:
Annual Redemption,
Percentage Reduction
if any:
Additional/Other        N/A
Terms:


                   ------------------------------

     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of November 30, 1996, the Guarantor did not have any secured indebtedness outstanding, and CHL had $304,849,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $5,526,615,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.



                                             Rule 424(b)(3)
                                             File Nos. 333-3835 and 333-3835-01

PRICING SUPPLEMENT NO. 22 DATED FEBRUARY 20, 1997
(To Prospectus Dated July 26, 1996, as Supplemented August 2, 1996)

                    COUNTRYWIDE HOME LOANS, INC.
                     MEDIUM-TERM NOTES, SERIES E
             DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
               PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
        AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                 COUNTRYWIDE CREDIT INDUSTRIES, INC.
                         FLOATING RATE NOTES
                  --------------------------------
Trade Date:  February 20, 1997            Book Entry:   [x]
Issue Price: 100%                         Certificated:[ ]
Original Issue Date:  February 25, 1997   Principal Amount:      $17,000,000
Stated Maturity Date: February 25, 2000   Net Proceeds:          $16,940,500
                                          Specified Currency:    U.S. Dollars
Base     [ ] Commercial        [x]  LIBOR            [ ]  Certificate of
Rate(s):     Paper                  Telerate Page         Deposit Rate
             Rate                   3750
         [ ] Treasury Rate     [ ]  Federal Funds    [ ]  Prime Rate
                                    Rate
         [ ] CMT Rate          [ ]  Eleventh         [ ]  Other
                                    District
                                    Cost of Funds
                                    Rate
Exchange Rate Agent:          N/A

Minimum Denomination:   $100,000                  Maximum Interest Rate: N/A
Initial Interest        5.59266%                  Minimum Interest Rate: N/A
Rate:
Interest                Two Business Days prior   Interest Factor         N/A
Determination Dates:    to each Interest Payment  Convention:
                        Date
                                                  Index Maturity:  Three months
Interest Reset Dates:   Same as Interest          Spread (plus or  plus 12
                        Payment Dates             minus):          basis points
Interest Payment        Every February 25, May    Spread Multiplier:     N/A
Dates:                  25, August 25 and         Fixed Rate             N/A
                        November 25, commencing   Commencement Date:
                        May 25, 1997
                                                  Fixed Interest Rate:   N/A
Agent:                  Lehman Brothers Inc.

Calculation Agent:      The Bank of New York

Redemption:                                       Repayment:

Check box opposite                                  Check box opposite
applicable paragraph:                               applicable paragraph:
[x] The Notes cannot                                [x] The Notes cannot be
be redeemed prior to                                repaid prior to maturity.
maturity:
[ ] The Notes may be                                [ ] The Notes may be repaid
redeemed prior to                                   prior to maturity.
maturity.                                           Optional Repayment Dates:
Initial Redemption Date:
Initial Redemption Percentage
Annual Redemption
Percentage Reduction,
if any:
Additional/Other        N/A
Terms:


                   ------------------------------

     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of November 30, 1996, the Guarantor did not have any secured indebtedness outstanding, and CHL had $304,849,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $5,526,615,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.






                                             Rule 424(b)(3)
                                             File Nos. 333-3835 and 333-3835-01

PRICING SUPPLEMENT NO. 23 DATED FEBRUARY 20, 1997
(To Prospectus Dated July 26, 1996, as Supplemented August 2, 1996)

                    COUNTRYWIDE HOME LOANS, INC.
                     MEDIUM-TERM NOTES, SERIES E
             DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
               PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
        AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                 COUNTRYWIDE CREDIT INDUSTRIES, INC.
                         FLOATING RATE NOTES
                  --------------------------------
Trade Date:  February 20, 1997            Book Entry:   [x]
Issue Price: 100%                         Certificated:[ ]
Original Issue Date:  February 25, 1997   Principal Amount:      $17,000,000
Stated Maturity Date: February 25, 2000   Net Proceeds:          $16,940,500
                                          Specified Currency:    U.S. Dollars
Base     [ ] Commercial        [x]  LIBOR            [ ]  Certificate of
Rate(s):     Paper                  Telerate Page         Deposit Rate
             Rate                   3750
         [ ] Treasury Rate     [ ]  Federal Funds    [ ]  Prime Rate
                                    Rate
         [ ] CMT Rate          [ ]  Eleventh         [ ]  Other
                                    District
                                    Cost of Funds
                                    Rate
Exchange Rate Agent:          N/A

Minimum Denomination:   $100,000                  Maximum Interest Rate: N/A
Initial Interest        5.59266%                  Minimum Interest Rate: N/A
Rate:
Interest                Two Business Days prior   Interest Factor         N/A
Determination Dates:     to each Interest Payment Convention:
                         Date
                                                  Index Maturity:  Three months
Interest Reset Dates:   Same as Interest          Spread (plus or  plus 12
                        Payment Dates             minus):          basis points
Interest Payment        Every February 25, May    Spread Multiplier:     N/A
Dates:                  25, August 25 and         Fixed Rate             N/A
                        November 25, commencing   Commencement Date:
                        May 25, 1997
                                                  Fixed Interest Rate:   N/A
Agent:                  Goldman, Sachs and Company

Calculation Agent:      The Bank of New York

Redemption:                                       Repayment:

Check box opposite                                  Check box opposite
applicable paragraph:                               applicable paragraph:
[x] The Notes cannot                                [x] The Notes cannot be
be redeemed prior to                                repaid prior to maturity.
maturity.
[ ] The Notes may be                                [ ] The Notes may be repaid
redeemed prior to                                   prior to maturity.
maturity.                                           Optional Repayment Dates:
Initial Redemption Date:
Initial Redemption Percentage:
Annual Redemption
Percentage Reduction,
if any:
Additional/Other        N/A
Terms:


                   ------------------------------

     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of November 30, 1996, the Guarantor did not have any secured indebtedness outstanding, and CHL had $304,849,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $5,526,615,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.



                                             Rule 424(b)(3)
                                             File Nos. 333-3835 and 333-3835-01

PRICING SUPPLEMENT NO. 24 DATED FEBRUARY 20, 1997
(To Prospectus Dated July 26, 1996, as Supplemented August 2, 1996)

                    COUNTRYWIDE HOME LOANS, INC.
                     MEDIUM-TERM NOTES, SERIES E
             DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
               PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
        AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                 COUNTRYWIDE CREDIT INDUSTRIES, INC.
                         FLOATING RATE NOTES
                  --------------------------------
Trade Date:  February 20, 1997            Book Entry:   [x]
Issue Price: 100%                         Certificated:[ ]
Original Issue Date:  February 25, 1997   Principal Amount:      $17,000,000
Stated Maturity Date: February 25, 2000   Net Proceeds:          $16,940,500
                                          Specified Currency:    U.S. Dollars
Base     [ ] Commercial        [x]  LIBOR            [ ]  Certificate of
Rate(s):     Paper                  Telerate Page         Deposit Rate
             Rate                   3750
         [ ] Treasury Rate     [ ]  Federal Funds    [ ]  Prime Rate
                                    Rate
         [ ] CMT Rate          [ ]  Eleventh         [ ]  Other
                                    District
                                    Cost of Funds
                                    Rate
Exchange Rate Agent:          N/A

Minimum Denomination:   $100,000                  Maximum Interest Rate: N/A
Initial Interest        5.59266%                  Minimum Interest Rate: N/A
Rate:
Interest                Two Business Days prior   Interest Factor        N/A
Determination Dates:    to each Interest Payment  Convention:
                        Date
                                                  Index Maturity:  Three months
Interest Reset Dates:   Same as Interest          Spread (plus or  plus 12
                        Payment Dates             minus):          basis points
Interest Payment        Every February 25, May    Spread Multiplier:     N/A
Dates:                  25, August 25 and         Fixed Rate             N/A
                        November 25, commencing   Commencement Date:
                        May 25, 1997
                                                  Fixed Interest Rate:   N/A
Agent:                  Salomon Brothers Inc

Calculation Agent:      The Bank of New York

Redemption:                                       Repayment:

Check box opposite                                  Check box opposite
applicable paragraph:                               applicable paragraph:
[x] The Notes cannot                                [x] The Notes cannot be
be redeemed prior to                                repaid prior to maturity.
maturity.
[ ] The Notes may be                                [ ] The Notes may be repaid
redeemed prior to                                   prior to maturity.
maturity.                                           Optional Repayment Dates:
Initial Redemption Date:
Initial Redemption Percentage:
Annual Redemption
Percentage Reduction
if any:
Additional/Other        N/A
Terms:


                   ------------------------------

     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of November 30, 1996, the Guarantor did not have any secured indebtedness outstanding, and CHL had $304,849,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $5,526,615,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.






                                             Rule 424(b)(3)
                                             File Nos. 333-3835 and 333-3835-01

PRICING SUPPLEMENT NO. 25 DATED FEBRUARY 20, 1997
(To Prospectus Dated July 26, 1996, as Supplemented August 2, 1996)

                    COUNTRYWIDE HOME LOANS, INC.
                     MEDIUM-TERM NOTES, SERIES E
             DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
               PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
        AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                 COUNTRYWIDE CREDIT INDUSTRIES, INC.
                         FLOATING RATE NOTES
                  --------------------------------
Trade Date:  February 20, 1997            Book Entry:   [x]
Issue Price: 100%                         Certificated:[ ]
Original Issue Date:  February 25, 1997   Principal Amount:      $17,000,000
Stated Maturity Date: February 25, 2000   Net Proceeds:          $16,940,500
                                          Specified Currency:    U.S. Dollars
Base     [ ] Commercial        [x]  LIBOR            [ ]  Certificate of
Rate(s):     Paper                  Telerate Page         Deposit Rate
             Rate                   3750
         [ ] Treasury Rate     [ ]  Federal Funds    [ ]  Prime Rate
                                    Rate
         [ ] CMT Rate          [ ]  Eleventh         [ ]  Other
                                    District
                                    Cost of Funds
                                    Rate
Exchange Rate Agent:          N/A

Minimum Denomination:   $100,000                  Maximum Interest Rate: N/A
Initial Interest        5.59266%                  Minimum Interest Rate: N/A
Rate:
Interest                Two Business Days prior   Interest Factor         N/A
Determination Dates:    to each Interest Payment  Convention:
                        Date
                                                  Index Maturity:  Three months
Interest Reset Dates:   Same as Interest          Spread (plus or  plus 12
                        Payment Dates             minus):          basis points
Interest Payment        Every February 25, May    Fixed Rate             N/A
Dates:                  25, August 25 and         Commencement Date:
                        November 25, commencing
                        May 25, 1997
                                                  Fixed Interest Rate:   N/A
Agent:                  Merrill Lynch & Co.

Calculation Agent:      The Bank of New York

Redemption:                                       Repayment:

Check box opposite                                  Check box opposite
applicable paragraph:                               applicable paragraph:
[x] The Notes cannot                                [x] The Notes cannot be
be redeemed prior to                                repaid prior to maturity.
maturity.
[ ] The Notes may be                                [ ] The Notes may be repaid
redeemed prior to                                   prior to maturity.
maturity.                                           Optional Repayment Dates:
Initial Redemption Dates:
Initial Redemption Percentage:
Annual Redemption
Percentage Reduction,
if any:
Additional/Other        N/A
Terms:


                   ------------------------------

     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of November 30, 1996, the Guarantor did not have any secured indebtedness outstanding, and CHL had $304,849,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $5,526,615,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.